Semiannual Report

Mid-Cap Growth Fund

June 30, 2002

 T. Rowe Price(registered trademark)                     (registered trademark)





REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund

o The bear market continued in the first half of 2002 as investor confidence plummeted in the wake of a series of shocking corporate scandals.

o Growth stocks were hurt disproportionately by the sell-off, but your fund fared far better than its growth-oriented benchmarks.

o Industrial and health care services shares were our top contributors, while technology, biotechnology, and telecommunication services stocks were our largest detractors.

o The steep market decline pulled many stocks down to attractive valuation levels, providing excellent opportunities-particularly among mid-cap growth stocks-for investors with a long-term focus.







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Fellow Shareholders

The unrelenting bear market continued in the first half of 2002. An economic recovery and hints of improvement in corporate profits failed to reassure investors shocked by a series of corporate scandals, including a $3.8 billion accounting fraud at once-mighty WorldCom. Regional conflicts threatened to escalate in the Middle East and on the Indian subcontinent, while at home Americans found little respite from large-scale terror threats. Major market indices such as the Standard & Poor's 500 Index and the Nasdaq Composite Index fell to multiyear lows. Mid-cap stocks declined less than large-caps, while value stocks held up better than growth shares.

Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/02                       6 Months          12 Months
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                         -10.48%           -10.66%

Mid-Cap Growth Fund -
Advisor Class shares                        -10.66            -10.91

S&P MidCap 400 Index                         -3.21             -4.72

Russell Midcap Growth Index                 -19.70            -26.34

Lipper Mid-Cap Growth
Funds Index                                 -17.37            -25.50

The Mid-Cap Growth Fund fell 10.48% in the first six months of the year, trailing the S&P MidCap 400 Index but outperforming the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index, as shown in the table. The story was similar over the past 12 months, as the fund declined 10.66%. In both periods, the S&P index benefited from gains among value stocks, which your fund typically does not own, while the Russell and the Lipper indices fell prey to the severe declines in aggressive growth stocks. Our losses in these difficult periods, though painful, were moderated by our diversification and focus on reasonably valued steady growth companies.

The Mid-Cap Growth Fund now has a 10-year record, having started on June 30, 1992, and it is one we are proud of. Our performance compares very favorably to the broad universe of mutual funds during that period, as well as to our benchmarks. Since inception, the fund has gained 372.09% (for an average annual return of 16.79%) versus 306.74% for the S&P MidCap 400 Index, 148.94% for the Russell Midcap Growth Index, and 160.02% for the Lipper peer group index. Though economic and market conditions have changed dramatically during the past decade, and though the bear market has been painful for us, too, we continue to apply the same investment philosophy and discipline that enabled us to earn our track record. We are confident this approach can continue to produce superior results for shareholders.


MARKET ENVIRONMENT

After robust 6.1% GDP growth in the first quarter, largely due to inventory restocking, the U.S. economy lost some of its momentum in the second quarter. Strength in consumer spending and housing offset weakness in capital spending, which is likely to persist as we continue to pay the price for the bubble years. The Federal Reserve kept short-term interest rates at historically low levels and hinted it would continue to do so until the recovery takes firm hold. Though sputtering a little, America's economic engine is sound and quite powerful, given the right fuel.

Yet perception can become reality. The escalating scandals in corporate governance, from Enron to Tyco to WorldCom, and revelations of egregious conflicts of interest on Wall Street, have cast a pall over the financial markets even thicker than the storm clouds of war and global terrorism. The continued decline in stock prices reflected a profound loss of confidence in the integrity of corporate financial statements and posed a serious threat to the nation's long-run economic health.

Growth vs. Value
--------------------------------------------------------------------------------
Periods Ended 6/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------
Russell Midcap Growth Index                        -19.70%              -26.34%

Russell Midcap Value Index                            2.86                 1.92

Value stocks continued to outperform growth shares by a significant margin, as shown in the table, with the Russell Midcap Value Index managing a small advance in the first six months of the year. But the value rally paused in the second quarter as the bear's grip extended to sectors that had been performing well. Similarly, mid-caps outperformed large-caps despite being mauled late in the period (the S&P 500 fell more than 13% in the first half).








PORTFOLIO REVIEW

The industrials and business services, energy, and financial sectors were our top contributors in the first half.

The suddenly chic industrial group also produced our two largest individual contributors, though profit taking, sector rotation, and concern about a double-dip recession moderated some of the gains late in the period. Top contributor ITT Industries is a core industrial holding with a bit less cyclicality than the average manufacturer. The company demonstrated superior operational performance during a difficult economic environment, and management is delivering higher-quality earnings as free cash flow continues to improve as a percentage of net income. ITT also has a fast-growing defense business.

We began accumulating our second-largest contributor, Rockwell Collins, late last year. The company is one of the two dominant suppliers of aviation electronics and communications systems. In the aftermath of September 11, investors overreacted to concerns about commercial aerospace demand. While orders for large jets have been weak, demand for regional and private jets has taken up some of the slack. Just as importantly, we expect a multiyear upgrade cycle for the U.S. military, and Rockwell Collins is well positioned to participate. Our nation took a 10-year defense holiday in the 1990s, with production of much equipment failing to keep pace with replacement needs. With the "peace dividend" having given way to a new security imperative, we think the defense industry will be a growth area for years to come.

Anthem and Wellpoint Health Networks, both managed care providers, were our third- and fourth-largest contributors, respectively. Though the broad health care sector was dragged down by sharp losses in biotechnology and specialty pharmaceutical stocks, the more defensive health care services group benefited as investors flocked to relative safety. Our significant exposure to the latter group has aided performance tremendously throughout the bear market. Both Wellpoint and Anthem are well-managed, well-capitalized companies that survived the managed care debacle of the mid-1990s. Today, they are consolidators of independent Blue Cross/Blue Shield health plans around the country, and are able to offer more choice to workers and lower costs to employers by wringing administrative expenses from the organizations they acquire.

The information technology, health care, and telecommunication services sectors were our largest detractors in the period.

Regional wireless service providers Western Wireless and Triton PCS Holdings were our largest and fourth-largest detractors, respectively, as both posted weaker-than-expected subscriber growth. The wireless industry-like the rest of the telecommunications sector-is plagued by maturing demand, overcapacity, and too much competition. Western Wireless also disappointed us with operational missteps. We still believe the wireless industry has long-term promise. Unfortunately, consolidation needs to occur so that service providers can earn a respectable return on investment. In the initial stages, large national carriers are likely to concentrate on merging with each other before they turn their attention to gobbling up smaller niche players. We still like Triton PCS, but the survival of Western Wireless appears in doubt.

VeriSign, a security software provider and Internet domain name registrar, was our second-largest detractor. The company derives a small fee for each domain name it registers. The low renewal rate for these domain names has surprised even longtime dot-com skeptics such as ourselves, but at some point it should bottom out. VeriSign's enterprise solutions business has also been hurt by a sharp slowdown in business investment. We continue to be intrigued by the company's potential.

Biotechnology firm Sepracor was our third-largest detractor, as a Food and Drug Administration panel rejected its much-anticipated antihistamine, Soltara. It was the latest in a series of negative developments for the company's key products.

Last year, Sepracor also had high hopes for Clarinex, an improved form of the popular antihistamine Claritin. However, the FDA decided that Claritin was safe enough to be made available without a prescription, reducing the market potential for Clarinex.

Thus far in 2002, net new purchases have been directed primarily to the information technology, industrials and business services, and consumer discretionary sectors. We have been net sellers of the health care and consumer staples sectors. As technology stocks have led the market lower, we have gradually taken profits in defensive groups, such as health care services, and added to more volatile or cyclical sectors. However, we continue to find attractive opportunities in steady-growing commercial services companies.

Sector Diversification
--------------------------------------------------------------------------------
                                                   12/31/01              6/30/02
--------------------------------------------------------------------------------
Industrials and Business Services                       20%                  24%

Health Care                                             22                   19

Consumer Discretionary                                  14                   15

Information Technology                                  17                   14

Financials                                              10                   11

Energy                                                   7                   10

Consumer Staples                                         2                    2

Materials                                                0                    1

Telecommunication Services                               2                    0

Reserves                                                 6                    4

Total                                                  100%                 100%

Significant new purchases included Manor Care, perhaps the strongest operator in the difficult nursing home industry; American Standard, a solid industrial company with terrific brands in the plumbing, air conditioning, and truck markets; and Potash Corp./Saskatchewan, the dominant company in the cyclically depressed fertilizer industry. Our top purchases in the technology sector were spread out over a number of companies, especially those in the software and storage indus-tries. Top sales included Wellpoint; Concord EFS, which provides electronic transaction services for debit, credit, and ATM cards; and Gilead Sciences, a promising biotechnology company. In each case, we were taking profits in companies we still admire.


INVESTMENT STRATEGY AND OUTLOOK

As the nation is convulsed daily by a rapidly descending stock market and new revelations of corporate scandal, we ask ourselves, "Where did American business go wrong?"

From many years of experience, we can say that the vast majority of top corporate managers are honest and hardworking and understand their responsibilities to shareholders and employees. However, investors and the American public have been let down by a corrupt group of corporate managers who grossly violated ethical norms, sometimes in pursuit of personal gain. We have been betrayed by accountants who worked in concert with these managers to promote schemes that obscured the underlying financial condition of major American corporations. And a significant number of investment bankers and lawyers were all too eager to participate in and facilitate these deceptions.

Most of us are culpable to some extent. The press fawned over corporate chieftains and Internet entrepreneurs as if they were royalty. Congress itself derailed an attempt by the accounting profession to treat stock options as an expense in the mid-1990s. And many investors were happy to participate as long as stocks were in steep ascent.

The dramatic shortening of investors' time horizons over the last decade was perhaps the largest factor behind the loosening of ethical standards. By the late 1990s, many investors were hooked on very short-term strategies. Day-traders, who frenetically traded stocks they often knew nothing about, represented just one extreme. Hedge funds and their assets under management burgeoned dramatically, often investing based on shades of perception over a company's next data point, adding to the volatility. The ranks of momentum investors swelled, enforcing a tunnel-vision focus on meeting or beating earnings estimates. None of these groups of investors cared much about the intrinsic values of companies.

In some instances, corporate managements also began to play the short-term game, massaging earnings reports to cater to this breed of investor, propping up their stock prices and, in some cases, lining their own pockets by cashing in their stock options at inflated share prices. The concept of creating shareholder value, a nascent and constructive force at the beginning of the 1990s, was perverted by decade's end into a philosophy that justified ethical transgressions in the service of higher stock prices and personal greed. This was capitalism on steroids, and it was reprehensible-all the more so in retrospect, as the long-term damage to the financial system's health becomes more evident.

We expressed doubt and skepticism in our letters to you as the Internet frenzy unfolded, but we were viewed as hopelessly old-fashioned by some at the time. Our caution has helped us hold up better than others in the post-bubble period, though the denouement has proved much more painful than even we would have imagined two years ago. Recently, the bear market has mauled many good companies in industries that were heretofore relatively unaffected by the capital spending bust. If it's any solace, this indiscriminate selling is typical of the late stages of bear markets, though these periods are invariably the most trying.

The pendulum is now swinging back with a vengeance. Though we are disappointed and disheartened by the egregious behavior coming to light, we know that our capitalist system is resilient, and the excesses of the late 1990s will be purged in time. The era of unfettered capitalism will be replaced by an era of more government activism and regulation. This is appropriate, but one must hope Washington does not overreact as it has in the past.

The 10-year anniversary of the fund's inception seems the right time to reiterate the central tenets of our investment approach. These principles have worked for us and for our shareholders over the long term, but many investors disregarded them during the late 1990s, focusing only on potential return and ignoring risk.

o Fundamentals matter: It may seem pedantic to reiterate this point, but investors have an obligation to understand the companies in which they invest. Today, few would consider investing in a company without a promising business plan, a solid balance sheet, and a light or at least manageable debt load. To us, those prerequisites are just for starters.

o Valuation matters: In general, we prefer to invest in the shares of companies trading at a price/earnings ratio not much higher than the company's growth rate. Further, we are skeptical about long-term growth rates that seem unsustainable. We are more comfortable investing in a reasonably valued company expected to grow 15% to 20% than paying exorbitant prices for a company that investors hope will post annual earnings growth of 50% or more.

o Diversification matters: Especially in its latter stages, the late bull market was driven primarily by a handful of mega-cap stocks. Focused mutual funds became more popular than diversified funds. Today, undiversified investors are paying the price as many of the market's best-known companies implode one by one. Yet a large majority of the stocks in the S&P 500 are now outperforming the index. In the Mid-Cap Growth Fund, we not only enforce diversification among our individual holdings to minimize single-stock risk, but we also avoid large bets on any single sector.

o Focus on the long-term: Great investors such as Warren Buffett have made their mark by identifying an investment theme early and sticking to their guns until the theme plays out, or until their thesis proves incorrect. They focus not on whether a given company will "make the quarter" but on the appropriate present value of the company's future earnings power. Having such a long-term view can be a distinct advantage when other investors are selling based on transitory concerns.

No one can say when this bear will go back into hibernation. Perhaps he has already done so, or perhaps he will be in our midst for some time to come. We believe that stock prices are now attractive based on economic and company fundamentals, but they have been weighed down by a host of exogenous factors.

We believe it would be a costly mistake-as it has been historically-for investors to lose faith in the underlying dynamism of our economy and the capacity of America to put its house in order when the system has failed. The era of 20% or greater annual returns for stocks is gone and unlikely to return soon. Yet for investors with a long-term focus and reasonable expectations, the decline of stock prices has provided ample opportunity for long-term growth of capital in the shares of leading, well-run companies.

Mid-cap companies remain attractively valued relative to large-caps, and they generally have the advantage of being simpler and more readily analyzable than larger firms. We do not believe the recent decline in the U.S. dollar represents a calamity for the economy or the end of the three-year-old trend of mid-cap outperformance. These cycles tend to be long lasting, and interim corrections are not unusual. The four-year period of large-cap outperformance in the late 1990s was perhaps the most extreme on record, suggesting that it could be followed by a mid-cap cycle of greater-than-average magnitude or duration. We believe mid-size companies with steady, above-average earnings growth present one of the most attractive investment opportunities available today.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee

John F. Wakeman
Executive Vice President of the fund

July 17, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.




T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              6/30/02

Affiliated Computer Services                                      2.2%
Omnicare                                                          2.1
Whole Foods Market                                                1.6
Dollar Tree Stores                                                1.6
Waddell & Reed Financial                                          1.5
--------------------------------------------------------------------------------
Family Dollar Stores                                              1.5
Anthem                                                            1.5
Certegy                                                           1.5
Rockwell Collins                                                  1.5
ITT Industries                                                    1.5
--------------------------------------------------------------------------------
BJ Services                                                       1.5
Manpower                                                          1.4
Robert Half International                                         1.4
Concord EFS                                                       1.3
Ocean Energy                                                      1.3
--------------------------------------------------------------------------------
Smith International                                               1.3
Laboratory Corporation of America                                 1.3
AmerisourceBergen                                                 1.3
Devon Energy                                                      1.3
Radian Group                                                      1.2
--------------------------------------------------------------------------------
Danaher                                                           1.2
Choicepoint                                                       1.2
Lamar Advertising                                                 1.2
Franklin Resources                                                1.2
Ceridian                                                          1.2
--------------------------------------------------------------------------------
Total                                                            35.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/02

Ten Best Contributors
--------------------------------------------------------------------------------
ITT Industries                                                     15(cents)
Rockwell Collins                                                   15
Anthem                                                             14
Wellpoint Health Networks                                          14
Dollar Tree Stores                                                 12
Smith International                                                10
Devon Energy                                                       10
Coach                                                               9
AmerisourceBergen                                                   9
Starbucks                                                           9
--------------------------------------------------------------------------------
Total                                                             117(cents)

Ten Worst Contributors
--------------------------------------------------------------------------------
Western Wireless                                                  -50(cents)
VeriSign                                                           30
Sepracor                                                           27
Triton PCS Holdings                                                27
Charter Communications                                             25
Lattice Semiconductor                                              24
Waddell & Reed Financial                                           22
Peregrine Systems**                                                22
MedImmune                                                          20
Convergys                                                          18
--------------------------------------------------------------------------------
Total                                                            -265(cents)


12 Months Ended 6/30/02

Ten Best Contributors
--------------------------------------------------------------------------------
Wellpoint Health Networks                                          29(cents)
Whole Foods Market                                                 27
Affiliated Computer Services                                       26
Anthem*                                                            22
AmerisourceBergen                                                  21
ITT Industries                                                     20
Rockwell Collins*                                                  20
Dollar Tree Stores                                                 18
Omnicare                                                           17
Family Dollar Stores                                               16
--------------------------------------------------------------------------------
Total                                                             216(cents)

Ten Worst Contributors
--------------------------------------------------------------------------------
Western Wireless                                                  -75(cents)
VeriSign                                                           44
Peregrine Systems**                                                41
Triton PCS Holdings                                                37
Charter Communications                                             33
Lattice Semiconductor                                              32
Shire Pharmaceuticals                                              22
Waddell & Reed Financial                                           21
Sanmina-SCI**                                                      21
MedImmune                                                          21
--------------------------------------------------------------------------------
Total                                                            -347(cents)

*Position added
**Position eliminated



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Mid-Cap Growth Fund
--------------------------------------------------------------------------------
As of 6/30/02

                  S&P MidCap           Lipper Mid-Cap             Mid-Cap
                  400 Index            Growth Fund Index          Growth Fund

6/30/92           10000                10000                       10000
6/30/93           12269                12242                       13692
6/30/94           12262                12102                       14810
6/30/95           15002                16314                       18698
6/30/96           18241                21968                       25139
6/30/97           22493                22506                       29470
6/30/98           28602                26870                       38282
6/30/99           33513                31791                       44565
6/30/00           39203                49578                       52430
6/30/01           42688                34900                       52844
6/30/02           40674                26002                       47209

Note: Performance for Advisor Class shares will vary due to the differing fee structure. See returns table below.



Average Annual Compound Total Return
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since        Inception
6/30/02           1 Year     5 Years    10 Years   Inception             Date
--------------------------------------------------------------------------------
Mid-Cap
Growth Fund      -10.66%        9.88%      16.79%       --          --

Mid-Cap
Growth Fund-
Advisor Class
shares            -10.91        --          --        -6.30%     3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes the shareholder may pay on fund distributions or the redemption of shares.




T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------
Mid-Cap Growth shares

               6 Months   Year
               Ended      Ended
               6/30/02    12/31/01   12/31/00   12/31/99   12/31/98   12/31/97

NET ASSET VALUE

Beginning of
period         $  39.40   $  39.79   $  40.13   $  34.08   $  28.60   $  24.43

Investment activities

  Net investment
  income (loss)   (0.10)     (0.13)     (0.03)     (0.03)     (0.03)     (0.03)

  Net realized
  and unrealized
  gain (loss)     (4.03)     (0.26)      2.96       7.96       6.24       4.50

  Total from
  investment
  activities      (4.13)     (0.39)      2.93       7.93       6.21       4.47

Distributions

  Net realized
  gain             --         --        (3.27)     (1.88)     (0.73)     (0.30)

NET ASSET VALUE

End of
period         $  35.27   $  39.40   $  39.79   $  40.13   $  34.08   $  28.60
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return^    (10.48)%    (0.98)%     7.43%     23.78%     22.00%     18.33%

Ratio of total
expenses to
average
net assets     0.87%!         0.89%      0.86%      0.87%      0.91%      0.95%

Ratio of net
investment
income (loss)
to average
net assets     (0.55)%!      (0.35)%    (0.09)%    (0.09)%    (0.14)%    (0.14)%

Portfolio
turnover
rate           38.9%!         43.0%      53.6%      53.3%      46.7%      42.6%

Net assets,
end of period
(in millions)  $  6,237   $  6,739   $  6,589   $  5,243   $  3,310   $  1,839


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.




T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Mid-Cap Growth - Advisor Class shares


                                  6 Months            Year              3/31/00
                                  Ended              Ended              Through
                                  6/30/02         12/31/01             12/31/00

NET ASSET VALUE

Beginning of
period                          $  39.39          $  39.83            $  44.13

Investment activities

  Net investment
  income (loss)                   (0.11)*            (0.08)               0.01**

  Net realized
  and unrealized
  gain (loss)                     (4.09)             (0.36)              (1.04)

  Total from
  investment
  activities                      (4.20)             (0.44)              (1.03)

Distributions
  Net realized
  gain                            --                  --                 (3.27)

NET ASSET VALUE

End of period                  $  35.19           $  39.39            $  39.83
                              --------------------------------------------------


Ratios/Supplemental Data

Total return^                     (10.66)*%          (1.10)%            (2.22)%

Ratio of total
expenses to
average net
assets                             1.10%*!             1.04%             0.70%!

Ratio of net
investment
income (loss)
to average
net assets                        (0.78)%*!          (0.56)%            0.09%!

Portfolio
turnover rate                     38.9%!              43.0%             53.6%!

Net assets,
end of period
(in thousands)                    $ 26,367          $ 16,736          $  2,303

* Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/03.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. The per-share amounts for the investment activities of the Advisor Class may be inconsistent with the aggregate amounts presented elsewhere in the financial statements for the fund, due to the partial year of operations for the Advisor Class and the timing of sales and redemptions of shares in relation to fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 2002


Portfolio of Investments
                                                     Shares               Value
--------------------------------------------------------------------------------
                                                                   In thousands
Common Stocks  95.7%

CONSUMER DISCRETIONARY  14.7%

Hotels, Restaurants & Leisure  1.6%
Outback Steakhouse *                             1,000,000      $        35,100
Starbucks *                                      2,575,000               63,989
                                                                         99,089

Household Durables 0.3%
Garmin *                                           975,000               21,499
                                                                         21,499

Internet & Catalog Retail 0.6%
Ticketmaster Online-CitySearch, Class B *        2,000,000               37,420
                                                                         37,420

Leisure Equipment & Products 0.2%
Brunswick                                          392,600               10,993
                                                                         10,993

Media 3.8%
Catalina Marketing *                             1,925,100               54,326
Charter Communications, Class A *                3,279,200               13,379
Cox Radio, Class A *                             1,860,300               44,833
Entercom Communications *                          400,000               18,360
Lamar Advertising, Class A *                     2,000,000               74,420
Rogers Communications, Class B *                 3,100,000               28,334
Univision Communications, Class A *                218,100                6,849
                                                                        240,501

Multiline Retail  3.7%
BJ's Wholesale Club *                            1,000,000               38,500
Dollar Tree Stores *                             2,475,000               97,540
Family Dollar Stores                             2,700,000               95,175
                                                                        231,215

Specialty Retail  3.6%
American Eagle Outfitters *                      1,050,000               22,197
Best Buy *                                       1,700,000               61,710
O'Reilly Automotive *                            1,925,000               53,053
Ross Stores                                      1,150,000               46,862
TJX                                              2,200,000               43,142
                                                                        226,964

Textiles, Apparel, & Luxury Goods  0.9%
Coach *                                          1,000,000      $        54,900
                                                                         54,900

Total Consumer Discretionary                                            922,581

CONSUMER STAPLES  1.9%

Food & Drug Retailing  1.9%
Sysco                                              591,000               16,087
Whole Foods Market *                             2,100,000              101,262
Total Consumer Staples                                                  117,349


ENERGY  9.5%

Energy Equipment & Services 5.2%
BJ Services *                                    2,700,000               91,476
Cooper Cameron *                                 1,000,000               48,420
Diamond Offshore Drilling                        2,400,000               68,400
FMC Technologies *                               1,800,000               37,368
Smith International *                            1,200,000               81,828
                                                                        327,492

Oil & Gas  4.3%
Devon Energy                                     1,600,000               78,848
EOG Resources                                    1,800,000               71,460
Ocean Energy                                     3,800,000               82,346
XTO Energy                                       1,750,000               36,050
                                                                        268,704

Total Energy                                                            596,196


FINANCIALS  11.3%

Banks  0.2%
Silicon Valley Bancshares *                        500,000               13,180
                                                                         13,180

Diversified Financials 4.8%
Capital One Financial                              900,000               54,945
Franklin Resources                               1,725,000               73,554
Legg Mason                                         550,000               27,137
Principal Financial Group *                      1,600,000               49,600
Waddell & Reed Financial, Class A                4,225,000               96,837
                                                                        302,073

Insurance  6.3%
Allmerica Financial                              1,400,000      $        64,680
Mercury General                                  1,000,000               48,500
Nationwide Financial Services, Class A           1,100,000               43,450
PMI Group                                        1,600,000               61,120
Progressive Corporation                            900,000               52,065
Protective Life                                  1,375,000               45,513
Radian Group                                     1,600,000               78,160
                                                                        393,488

Total Financials                                                        708,741


HEALTH CARE  18.5%

Biotechnology  4.4%
Abgenix *                                          950,000                9,310
Alkermes *                                       1,750,000               28,018
Cephalon *                                       1,100,000               49,720
Gilead Sciences *                                2,000,000               65,760
Human Genome Sciences *                            800,000               10,720
IDEC Pharmaceuticals *                           1,000,000               35,450
MedImmune *                                      2,000,000               52,800
Protein Design Labs *                              950,000               10,317
Vertex Pharmaceuticals *                           750,000               12,210
                                                                        274,305

Health Care Equipment & Supplies  1.5%
Apogent Technologies *                           3,225,000               66,338
Waters Corporation *                             1,200,000               32,040
                                                                         98,378

Health Care Providers & Services  9.8%
AmerisourceBergen                                1,050,000               79,800
Anthem *                                         1,400,000               94,472
Davita *                                         1,914,000               45,553
Health Management, Class A *                     2,400,000               48,360
Laboratory Corporation of America *              1,750,000               79,888
Manor Care *                                     3,080,000               70,840
Omnicare !                                       5,000,000              131,300
Wellpoint Health Networks *                        800,000               62,248
                                                                        612,461

Pharmaceuticals  2.8%
Allergan                                           500,000      $        33,375
Biovail *                                          700,000               20,272
King Pharmaceuticals *                           1,000,000               22,250
Sepracor *                                       1,085,000               10,362
Shire Pharmaceuticals ADR *                      1,233,000               31,823
Teva Pharmaceutical ADR                            850,000               56,763
                                                                        174,845

Total Health Care                                                     1,159,989


INDUSTRIALS & BUSINESS SERVICES  23.9%

Aerospace & Defense  2.4%
L-3 Communications Holdings *                    1,100,000               59,400
Rockwell Collins                                 3,350,000               91,857
                                                                        151,257

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide                            118,300                3,967
Expeditors International of Washington           1,250,000               41,450
                                                                         45,417

Building Products 1.0%
American Standard *                                850,000               63,835
                                                                         63,835

Commercial Services & Supplies 15.6%
Apollo Group, Class A *                            562,500               22,174
BISYS Group *                                    1,600,000               53,280
Ceridian *                                       3,800,000               72,124
Certegy *                                        2,500,000               92,775
Choicepoint *                                    1,666,666               75,783
Concord EFS *                                    2,750,000               82,885
Convergys *                                      1,900,000               37,012
DST Systems *                                    1,000,000               45,710
Fiserv *                                         1,000,000               36,710
Hewitt Associates                                  736,900               17,170
Iron Mountain *                                  2,200,000               67,870
Manpower                                         2,400,000               88,200
Republic Services, Class A *                     2,350,000               44,814
Robert Half International *                      3,700,000               86,210
Sabre Holdings, Class A *                        1,400,000      $        50,120
Viad                                             1,800,000               46,800
Weight Watchers *                                1,300,000               56,472
                                                                        976,109

Industrial Conglomerates 1.2%
Roper Industries                                 1,000,000               37,300
Teleflex                                           600,000               34,290
                                                                         71,590

Machinery 2.7%
Danaher                                          1,150,000               76,302
ITT Industries                                   1,300,000               91,780
                                                                        168,082

Trading Companies & Distributors 0.3%
MSC Industrial Direct, Class A *                   850,000               16,575
                                                                         16,575

Total Industrials & Business Services            1,492,865


INFORMATION TECHNOLOGY 14.2%

Communications Equipment 0.5%
Brocade Communications Systems *                 1,300,000               22,724
CIENA *                                          2,550,000               10,685
                                                                         33,409

Computers & Peripherals 0.7%
Lexmark International, Class A *                   800,000               43,520
                                                                         43,520

Electronic Equipment & Instruments 2.2%
AVX                                              1,500,000               24,495
Celestica *                                      1,800,000               40,878
Jabil Circuit *                                  2,250,000               47,497
Molex, Class A                                   1,000,000               27,430
                                                                        140,300

Internet Software & Services 0.6%
Internet Security Systems *                      1,300,000               17,056
RealNetworks *                                   1,400,000                5,698
VeriSign *                                       2,000,000               14,380
                                                                         37,134

IT Consulting & Services 3.7%
Affiliated Computer Services, Class A *          2,950,000              140,066
KPMG Consulting *                                4,150,000               61,669
SunGard Data Systems *                           1,225,000      $        32,438
                                                                        234,173

Semiconductor Equipment & Products 3.1%
Cabot Microelectronics *                           150,000                6,474
Intersil Holding, Class A *                      1,100,000               23,518
KLA-Tencor *                                       700,000               30,793
Lattice Semiconductor *                          3,550,000               31,027
Marvell Technology Group *                         250,000                4,973
Maxim Integrated Products *                      1,050,000               40,246
Novellus Systems *                                 650,000               22,100
Semtech *                                        1,200,000               32,040
                                                                        191,171

Software  3.4%
Adobe Systems                                    1,100,000               31,350
Citrix Systems *                                 1,003,300                6,060
Electronic Arts *                                  500,000               33,025
Informatica *                                    1,250,000                8,863
Intuit *                                           900,000               44,748
Mercury Interactive *                            1,100,000               25,256
Network Associates *                             1,750,000               33,722
VERITAS Software *                               1,350,000               26,716
                                                                        209,740

Total Information Technology                       889,447


MATERIALS 0.8%

Chemicals 0.8%
Potash Corp./Saskatchewan                          750,000               50,025

Total Materials                                                          50,025

TELECOMMUNICATION SERVICES 0.5%

Wireless Telecommunication Services 0.5%
Nextel Communications, Class A *                 3,200,000               10,272
Triton PCS Holdings, Class A *                   2,600,000               10,140
Western Wireless, Class A *                      3,246,400               10,388

Total Telecommunication Services                                         30,800

Total Miscellaneous Common Stocks 0.4%                                   24,037

Total Common Stocks (Cost $5,227,542)                                 5,992,030


Short-Term Investments  4.8%

Money Market Fund  4.8%

T. Rowe Price Government Reserve
Investment Fund, 1.82%, #!                   300,154,476            $   300,155

Total Short-Term Investments (Cost $300,155)                            300,155

Total Investments in Securities
100.5% of Net Assets (Cost $5,527,697)                              $ 6,292,185

Other Assets Less Liabilities                                           (29,073)

NET ASSETS                                                          $ 6,263,112

#    Seven-day yield

*    Non-income producing

! Affiliated company, as defined by the Investment Company Act of 1940, as a result of the fund's ownership of at least 5% of the company's outstanding voting securities.

ADR  American Depository Receipts

The accompanying notes are an integral part of these financial statements.






T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 2002

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value
  Affiliated companies (cost $398,322)                     $  431,455
  Other companies (cost $5,129,375)                         5,860,730
  Total investments in securities                           6,292,185
Other assets                                                   71,803
Total assets                                                6,363,988

Liabilities
Total liabilities                                             100,876

NET ASSETS                                                 $6,263,112
                                                           ----------

NET ASSET VALUE PER SHARE

Net Assets Consist of:

Undistributed net investment income (loss)                 $  (18,136)
Undistributed net realized gain (loss)                       (176,140)
Net unrealized gain (loss)                                    764,488
Paid-in-capital
applicable to 177,597,888 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                             5,692,900

NET ASSETS                                                 $6,263,112
                                                           ----------


Mid-Cap Growth shares
  ($6,236,744,449/176,848,668 shares outstanding)          $    35.27

Mid-Cap Growth - Advisor Class shares
  ($26,367,277/749,220 shares outstanding)                 $    35.19


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/02

  Investment Income (Loss)

  Income
  Dividend (including $225 from affiliated companies)      $    7,284
  Interest (including $3,319 from affiliated companies)         3,320
  Total income                                                 10,604

  Expenses
    Investment management                                      22,255
    Shareholder servicing
      Mid-Cap Growth shares                                     5,801
      Mid-Cap Growth - Advisor Class shares                        12
    Prospectus and shareholder reports
      Mid-Cap Growth shares                                       342
      Mid-Cap Growth - Advisor Class shares                         5
    Proxy and annual meeting                                      150
    Custody and accounting                                        145
    Registration                                                   94
    Distribution - Mid-Cap Growth - Advisor Class shares           27
    Directors                                                      21
    Legal and audit                                                17
    Miscellaneous                                                  (1)
    Total expenses                                             28,868
    Expenses paid indirectly                                     (128)
    Net expenses                                               28,740
  Net investment income (loss)                                (18,136)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities
  (including $1,099 from affiliated companies)                149,171
Change in net unrealized gain (loss) on securities
  (including $6,129 from affiliated companies)               (853,719)
Net realized and unrealized gain (loss)                      (704,548)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $ (722,684)
                                                           ----------

The accompanying notes are an integral part of these financial statements.




T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/02             12/31/01

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $       (18,136)     $       (21,997)
  Net realized gain (loss)                         149,171             (315,181)
  Change in net unrealized gain (loss)            (853,719)             272,972
  Increase (decrease) in net assets
  from operations                                 (722,684)             (64,206)

Capital share transactions *
  Shares sold
    Mid-Cap Growth shares                        1,260,478            1,872,026
    Mid-Cap Growth - Advisor Class shares           18,223
                                                                         16,041
  Shares redeemed
    Mid-Cap Growth shares                       (1,043,070)          (1,656,837)
    Mid-Cap Growth - Advisor Class shares           (5,940)              (2,148)
  Increase (decrease) in net assets from
  capital share transactions                       229,691              229,082

Net Assets

Increase (decrease) during period                 (492,993)             164,876
Beginning of period                              6,756,105            6,591,229

End of period                              $     6,263,112      $     6,756,105
                                           ---------------      ---------------

*Share information
  Shares sold
    Mid-Cap Growth shares                           32,956               49,387
    Mid-Cap Growth - Advisor Class shares              482                  424
  Shares redeemed
    Mid-Cap Growth shares                          (27,152)             (43,931)
    Mid-Cap Growth - Advisor Class shares             (158)                 (57)
  Increase (decrease) in shares outstanding          6,128                5,823


The accompanying notes are an integral part of these financial statements.




T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has two classes of shares: Mid-Cap Growth Fund, offered since June 30, 1992, and Mid-Cap Growth Fund - Advisor Class, which was first offered on March 31, 2000. Mid-Cap Growth - Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Class Accounting Mid-Cap Growth - Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $125,000 and $3,000, respectively, for the period ended June 30, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,590,125,000 and $1,228,454,000, respectively, for the six months ended June 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $109,532,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $215,779,000 of unused capital loss carryforwards, of which $215,779,000 expire in 2009. Additionally, during the six-months ended June 30, 2002, the fund realized $131,211,000 of net gain on in-kind redemptions. Such gains are not taxable to the fund and have been reclassified from undistributed net realized gain to paid in-capital in the accompanying financial statements.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,527,697,000. Net unrealized gain aggregated $764,488,000 at period-end, of which $1,498,702,000 related to appreciated investments and $734,214,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $3,558,000.

The manager has agreed to bear any expenses through December 31, 2003, which would cause the Mid-Cap Growth - Advisor Class's ratio of total expenses to average net assets to exceed 1.10%. Thereafter, through December 31, 2005, the Mid-Cap Growth - Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.10%. Pursuant to this agreement, $1,000 of the Mid-Cap Growth - Advisor Class expenses were borne by the manager for the six months ended June 30, 2002. At June 30, 2002, expenses in the amount of $1,000 remain subject to reimbursement by the Mid-Cap Growth - Advisor Class through December 31, 2005.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Mid-Cap Growth share class. Expenses incurred pursuant to these service agreements totaled $4,088,000 for the six months ended June 30, 2002, of which $794,000 was payable at period-end.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2002, the Mid-Cap Growth share class was charged $53,000 for shareholder servicing costs related to the college savings plans, of which $46,000 was for services provided by Price and $11,000 was payable at period-end. At June 30, 2002, approximately 0.3% of the outstanding shares of the Mid-Cap Growth share class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $3,320,000 and are reflected as interest income in the accompanying Statement of Operations.





T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001


Anthony W. Deering              Director, Chairman of the Board, President,
(1/28/45)                       and Chief Executive Officer, The Rouse Company,
2001                            real estate developers



Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1992


David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon
1992                            Resources Corp. (5/00 to present); Chairman and
                                President, Nye Corp.



F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers



Hanne M. Merriman               Retail Business Consultant; Director,
(11/16/41)                      Ann Taylor Stores Corp., Ameren Corp.,
1994                            Finlay Enterprises, Inc., The Rouse Company,
                                and US Airways Group, Inc.



John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior
2001                            Advisor and Partner, Blackstone Real Estate
                                Advisors, L.P.; Director, AMLI Residential
                                Properties Trust, Host Marriott Corp., and
                                The Rouse Company



Hubert D. Vos                   Owner/President, Stonington Capital Corp.,
(8/2/33)                        a private investment company
1992


Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1992                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.



*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Inside Directors

Name
(Date of Birth)
Year Elected**
[Number of T. Rowe              Principal Occupation(s) During Past 5 Years and
Price Portfolios                Other Directorships of Public Companies
Overseen]
--------------------------------------------------------------------------------

James A.C. Kennedy              Director and Vice President, T. Rowe Price and
(8/15/53)                       T. Rowe Price Group, Inc.
1992
[32]


James S. Riepe                  Director and Vice President, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director,
1992                            and Vice President, T. Rowe Price Group, Inc.;
[98]                            Chairman of the Board and Director, T. Rowe
                                Price Global Asset Management Limited, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T.Rowe Price Global
                                Investment Services Limited; Vice President,
                                Mid-Cap Growth Fund


M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
2001                            Price Group, Inc.; Chief Investment Officer,
[98]                            Director, and Vice President, T. Rowe Price;
                                Chairman and Director, T. Rowe Price Global
                                Asset Management Limited; Vice President and
                                Director, T. Rowe Price Trust Company; Director,
                                T. Rowe Price Global Investment Services
                                Limited and T. Rowe Price International, Inc.

**Each inside director serves until the election of a successor.


Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------

Brian W.H. Berghuis (10/12/58)          Vice President, T. Rowe Price and
President, Mid-Cap Growth Fund          T. Rowe Price Group, Inc.


Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Mid-Cap Growth Fund          Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.


Anna M. Dopkin (9/5/67)                 Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.


Henry M. Ellenbogen (1/21/71)           Vice President, T. Rowe Price; formerly
Vice President, Mid-Cap Growth Fund     Chief of Staff, U.S. Representative
                                        Peter Deutsch (to 1999);  Executive
                                        Vice President, Business Development,
                                        HelloAsia (to 2001)


Robert N. Gensler (10/18/57)            Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.


Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Mid-Cap Growth Fund     Price Group, Inc.; Vice President,
                                        T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company


Kris H. Jenner (2/5/62)                 Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.


J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Trust Company


Patricia B. Lippert (1/12/53)            Assistant Vice President, T. Rowe Price
Secretary, Mid-Cap Growth Fund           and T. Rowe Price Investment Services,
                                         Inc.


Robert J. Marcotte (3/6/62)             Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.


David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Mid-Cap Growth Fund         Price Group, Inc., and T. Rowe Price
                                        Trust Company


Joseph M. Milano (9/14/72)              Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.


Philip W. Ruedi (7/2/71)                Vice President, T. Rowe Price and
Vice President, Mid-Cap Growth Fund     T. Rowe Price Group, Inc.


John F. Wakeman (11/25/62)              Vice President, T. Rowe Price and
Executive Vice President, Mid-Cap       T. Rowe Price Group, Inc.
Growth Fund


R. Candler Young (9/28/71)              Vice President, T. Rowe Price
Vice President, Mid-Cap Growth Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.
In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.
IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans
T. Rowe Price Retirement Services

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc.

100 East Pratt Street
Baltimore, MD 21202

         F64-051  6/30/02